Exhibit 33.1

MAC D10S0-084 Three Wells Fargo Building 401 S. Tryon Street, Floor 8 Charlotte, NC 28202 Tel: 800 3261334 wellsfargo.com

2020 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial and multifamily loans (the "Platform"), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), 1122(d)(4)(ii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2020. Appendix A to this letter identifies the commercial mortgage and multifamily pools and other structures involving the commercial and multifamily loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2020 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(4)(i), 1122(d)(4)(vi), 1122(d)(4)(xi), and 1122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that none of these vendors is considered a "servicer" as defined in Item 1101(j)) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC's Compliance and Disclosure Interpretation ("C&DI") 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company's management has assessed the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2020. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2020, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2020, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2020, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2020.

February 23, 2021

Sean Reilly

Managing Director,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other

Structures

20 Times Square 2018-20TS	(Pearlmark) Prep Investment Advisors WH	1155 AVE OF THE AMERICAS SERVICING
1166 AVENUE OF AMERICAS 2005-C6	1166 AVENUE OF THE AMERICAS 2002-C5	1211 Avenue of the Americas 2015-1211
1345 Aveneu of the Americas Park Ave FB 2005-1	1345FB2005 (COMPANION)	2001-CMLB-1
225 LIBERTY STREET TRUST 2016-225L	225 LIBERTY STREET TRUST 2016-225L Companion	245 PARK AVE TRUST 2017-245P
245 PARK AVE TRUST 2017-245P C	280 PARK AVENUE 2017-280P	299 PARK SERVICING AGREEMENT
3 WORLD TRADE CENTER 2014	530 Broadway Pref Holder LLC and 530 Broadway Mezz Holder LLC	7 WORLD TRADE CENTER 2012-WTC
7 WORLD TRADE CENTER 2012-WTC COMPANION	733 THIRD SERVICING AGREEMEMNT	7th Peak Capital I, LLC
91 CROSBY WAREHOUSE	A10 2013-1 BACK UP SERVICER	ACAM 2019- FL1
ACAM 2019-FL1 COMPANION	ACCESS TO CAPITAL ENTREPREN	ACCOR MEZZ WAREHOUSE
ACM 2016-1	ACM TRAFFORD V LLC WAREHOUSE	ACORE CAPITAL WAREHOUSE
Acore Credit IV REIT (DB Repo)	ACORE Credit IV REIT (MS) SPV LLC	ACORE Credit IV REIT (WF) SPV LLC
ACORE Credit IV REIT II SPV LLC	ACORE Credit IV TRS, LLC	ACRE 2017-FL3

APPENDIX A

AFHT 2019-FAIR	AG MIT CREL (ANGELO GORDON ENTITY) REPO	AHPT 2017-ATRM
AHPT 2018-ATRM	AHT 2018-ASHF	AHT 2018-KEYS
ALTSHULER & FORETHOUGHT WAREHOUSE	AMERICOLD 2010-ART	Annaly CRE LLC
AOA 2015-1177	ARCHETYPE & BARCLAYS REPO	AREIT 2018-CLO
AREIT 2018-CLO COMPANION	AREIT 2018-CRE2	AREIT 2018-CRE2 COMPANION
AREIT 2019-CRE3	AREIT 2019-CRE3 COMPANION	AREIT 2020-CRE4 CLO
AREIT 2020-CRE4 COMPANION	ARTEMIS REAL ESTATE PARTNERS W	AVATAR WAREHOUSE
Aventura Mall Trust 2018-AVM	Aventura Mall Trust 2018- AVM COMPANION	BACM 2016-UBS10
BACM 2017 BNK3	BACM 2017 BNK3 COMPANION	BACM2007-1
BA-FUNB 2001-3	BALDR SHERWOOD FUND WH	BAMLL 2013-DSNY
BAMLL 2013-WBRK	BAMLL 2014 - FL1	BAMLL 2014-520M
BAMLL 2014-8SPR	BAMLL 2014-FL1 COMPANION	BAMLL 2014-ICTS
BAMLL 2014-IP	BAMLL 2015-200P	BAMLL 2015-ASHF
BAMLL 2015-ASHF MZ A	BAMLL 2015-ASHF MZ B	BAMLL 2015-ASTR

APPENDIX A

BAMLL 2015-HAUL	BAMLL 2016-ASHF- SPECIAL SERVIC	BAMLL 2016-ISQR
BAMLL 2016-SS1	BAMLL 2017-SCH	BAMLL 2017-SCH COMPANION
BAMLL 2018-DSNY	BAMLL 2020-BOC	BAMLL 2020-BOC COMPANION
BANC OF AMERICA COMM MTG 2007-3	BANCORP 2016 CRE1	BANCORP 2016 CRE1 COMPANION
BANCORP 2017-CRE2	BANCORP 2017-CRE2 COMPANION	BANCORP 2018-CRE3
BANCORP 2018-CRE3 COMPANION	BANCORP 2018-CRE4	BANCORP 2018-CRE4 COMPANION
BANCORP BANK WAREHOUSE	BANK 2017-BNK4	BANK 2017-BNK4 COMPANION
BANK 2017-BNK5	BANK 2017-BNK5 COMPANION	BANK 2017-BNK6
BANK 2017-BNK6 COMPANION	BANK 2017-BNK7	BANK 2017-BNK7 COMPANION
BANK 2017-BNK8	BANK 2017-BNK8 COMPANION	BANK 2017-BNK9
BANK 2017-BNK9 COMPANION	BANK 2018-BNK10	BANK 2018-BNK10 COMPANION
BANK 2018-BNK11	BANK 2018-BNK11 COMPANION	BANK 2018-BNK12
BANK 2018-BNK12 COMPANION	BANK 2018-BNK13	BANK 2018-BNK13 COMPANION
BANK 2018-BNK14	BANK 2018-BNK14 COMPANION	BANK 2018-BNK15

APPENDIX A

BANK 2018-BNK15 COMPANION	BANK 2019-BNK16	BANK 2019-BNK16 COMPANION
BANK 2019-BNK17	BANK 2019-BNK17 COMPANION	BANK 2019-BNK18
BANK 2019-BNK18 COMPANION	BANK 2019-BNK19	BANK 2019-BNK19 COMPANION
BANK 2019-BNK20	BANK 2019-BNK20 COMPANION	BANK 2019-BNK21
BANK 2019-BNK21 COMPANION	BANK 2019-BNK22	BANK 2019-BNK22 COMPANION
BANK 2019-BNK23	BANK 2019-BNK23 COMPANION	BANK 2019-BNK24
BANK 2019-BNK24 COMPANION	BANK 2020-BNK25	BANK 2020-BNK25 COMPANION
BANK 2020-BNK26	BANK 2020-BNK26 COMPANION	BANK 2020-BNK27
BANK 2020-BNK27 COMPANION	BANK 2020-BNK28	BANK 2020-BNK28 COMPANION
BANK 2020-BNK29	BANK 2020-BNK29 COMPANION	BANK 2020-BNK30
BANK 2020-BNK30 COMPANION	BANK OF AMERICA WAREHOUSE	BANK OF NEW YORK MELLON
BARCLAYS WAREHOUSE	BASIS BIG REAL ESTATE WAREHOUSE	BASIS RE CAPITAL II (REPO)
BASIS UBS AG REPO	Bayview Commercial Mortgage Finance LLC	BAYVIEW WAREHOUSE
BB 2013-TYSN	BBCMS 2014-BXO	BBCMS 2015-MSQ

APPENDIX A

BBCMS 2015-MSQ COMPANION	BBCMS 2016-ETC	BBCMS 2016-ETC COMPANION
BBCMS 2017 C1 Companion	BBCMS 2017-C1	BBCMS 2017-GLKS
BBCMS 2018-BXH	BBCMS 2018-C2	BBCMS 2018-C2 COMPANION
BBCMS 2018-CHR	BBCMS 2018-CHRS COMPANION	BBCMS 2018-EXCL
BBCMS 2018-RRI	BBCMS 2019-C4	BBCMS 2019-C4 COMPANION
BBCMS 2019-CLP	BBCMS 2020-C7	BBCMS 2020-C7 COMPANION
BBCMS 2020-C8 SPECIAL SERVICER	BBCRE 2015-GTP	BBSG 2016-MRP
BB-UBS 2012-SHOW	BB-UBS 2012-TFT	BDS 2018-FL1 COMPANION
BDS 2018-FL2	BDS 2018-FL2 COMPANION	BDS 2019-FL4
BDS 2019-FL4 COMPANION	BDS 2020-FL5	BDS 2020-FL5 COMPANION
BDS 2020-FL6	BDS 2020-FL6 COMPANION	BENCHMARK 2018-B1
BENCHMARK 2018-B1 COMPANION	BENCHMARK 2019-B9	BENCHMARK 2019-B9 COMPANION
BENEFIT REPO	BENEFIT STREET PARTNERS	BENEFIT STREET PARTNERS WH
BERKSHIRE MEZZ	BERRY ENTERPRISES WAREHOUSE	BHMS 2014-ATLS
BHMS 2018-ATLS	BHR 2018-PRME	BLACKROCK WELLS FARGO WH

APPENDIX A

BLACKSTONE (BRE/MWT)	BMARK 2018- B5	BMARK 2018-B4
BMARK 2018-B4 COMPANION	BMARK 2018-B5 COMPANION	BMC MORTGAGES VI
BRDIGE BDS III WELLS REPO	BRIDGE CRE 2018-FL1	BRIDGE CRE 2019-FL3
BRIDGE CRE 2019-FL3 COMPANION	BRIGADE CAPITAL MGMT WAREHOUSE	BROE WAREHOUSE
BSB06001	BSC03PWR2	BSC04PWR3
BSC04PWR4	BSC04PWR5	BSC04PWR6
BSC05PWR10	BSC05PWR7	BSC05PWR8
BSC05PWR9	BSC06PWR11	BSC06PWR12
BSC06PWR13	BSC06PWR14	BSC07PWR15
BSC07PWR16	BSC07PWR17	BSC07PWR18
BSC99WF2	BSCM03TOP10	BSCM03TOP12
BSCM04TOP14	BSCM04TOP16	BSCM05TOP18
BSCM06TOP22	BSCM06TOP24	BSCM07TOP26
BSCM07TOP28	BSCM07TOP28 (COMPANION) 2_STARWOOD	BSCMS05TOP20
BSCMS05TOP20 (COMPANION) 1_NYLIFE	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE	BSCMS05TOP20 (COMPANION) 3_METLIFE
BSCMS05TOP20 (COMPANION)_LANDESBAN K	BSPCC I WAREHOUSE	BSPCC II WAREHOUSE

APPENDIX A

BSPRT BB FIX WAREHOUSE	BSPRT SUB LENDER II, LLC WH	BUCHANAN FUND V
BUCHANAN MORTGAGE CAPITAL	Business Center for New America	BWAY 2013-1515
BWAY 2015-1740	BX 2018-IND	BXP 2017-CC
BXP 2017-CC COMPANION	BXP 2017-GM	BXP 2017-GM COMPANION
BXT 2017-CQHP	CAMB 2019-LIFE	CANTOR CRE LENDING LP
CANTOR REPO WITH MET LIFE	CAPITAL LEASE WAREHOUSE-398	CAPITAL LEASE WAREHOUSE-526
CAPITAL SOURCE RELT 2006-A	CAPITAL TRUST, INC	CAPLEASE CDO 2005-1
CARMEL PARTNERS	CD 2006-CD2	CD 2006-CD3
CD 2007-CD4	CD 2007-CD5	CD 2016 CD2
CD 2016-CD2 COMPANION	CD 2017-CD5	CD 2017-CD5 COMPANION
CD 2017-CD6	CD 2017-CD6 COMPANION	CF RFP SELLER WAREHOUSE
CF TRANS SELLER II WAREHOUSE	CF TRANS SELLER III WAREHOUSE	CFCRE 2016-C3
CFCRE 2016-C3 COMPANION	CFCRE 2016-C4	CFCRE 2016-C6
CFCRE 2016-C6 COMPANION	CFCRE 2017-C8	CFCRE 2017-C8 COMPANION
CG FUNDING I LLC	CG FUNDING II LLC	CG FUNDING IIII LLC
CGCMT 2013-GC15	CGCMT 2013-GC17	CGCMT 2014-GC19

APPENDIX A

CGCMT 2014-GC19 COMPANION	CGCMT 2014-GC21	CGCMT 2014-GC25
CGCMT 2015-101A	CGCMT 2015-GC27	CGCMT 2015-GC27 COMPANION
CGCMT 2015-GC31	CGCMT 2015-GC33	CGCMT 2015-GC33 Companion
CGCMT 2015-P1	CGCMT 2015-P1 Companion	CGCMT 2015-SSHP
CGCMT 2016-C1	CGCMT 2016-C1 COMPANION	CGCMT 2016-GC36-SPECIAL SERVIC
CGCMT 2016-GC37	CGCMT 2016-P3	CGCMT 2016-P4
CGCMT 2016-P4 COMPANION	CGCMT 2017-1500	CGCMT 2017-B1
CGCMT 2017-B1 COMPANION	CGCMT 2017-P7	CGCMT 2017-P7 COMPANION
CGCMT 2017-P8	CGCMT 2017-P8 COMPANION	CGCMT 2018-C6
CGCMT 2018-C6 COMPANION	CGCMT 2019-C7	CGCMT 2019-C7 COMPANION
CGCMT 2019-GC43	CGCMT 2019-GC43 COMPANION	CGMS 2017-MDDR POOL A
CGMS 2017-MDDR POOL B	CGMS 2017-MDDR POOL C	CGRBS 2013-VNO5TH
CGWF 2013-RKWH	CGWF 2013-RKWH COMPANION	CHASE 1999-2
CHASE 2000-3	CHINA ORIENT ENHANCED INCOME	CHT 2017-COSMO
CIBC	CITI REAL ESTATE FUNDING WH	CITIGROUP 2006 C5

APPENDIX A

CITIGROUP 2007-C6	CITIGROUP 2012-GC8	CITIGROUP 2012-GC8 COMPANION
CITIGROUP 2013-375P	CITIGROUP 2013-375P COMPANION	CITIGROUP 2013-GCJ11
CITIGROUP GLOBAL MARKETS REALTY CORP	CLAROS MORTGAGE TRUST WAREHOUSE	CLEARINGHOUSE COMMUNITY
CLEARVIEW CAP/MOORES HILL WARHOUSE	CLI INSURANCE SERVICING	CLMT 2016-CLNE
CLNC CREDIT 6 LLC	CLNC Credit 7, LLC	CLNS 2017-IKMZ
CLNS 2017-IKMZ COMPANION	CLNS 2017-IKPR	CMAT 1999 C1
CMTG GS FINANCE (MACK RE)	CMTG SG Finance LLC	CMTG/CN MORTGAGE REIT LLC (MA
COBALT 2006-C1	COBALT 2007- C3	COBALT 2007- C3 COMPANION
COBALT 2007-C2	COBALT 2007-C2 COMPANION	COLD 2017-ICE3
COLONY CDCFIV WAREHOUSE	COLONY COLFINNOMA WAREHOUSE	COLONY NORTHSTAR AMC OPCO WH
Colony Northstar Credit Real Estate Inc	COLONY NSTAR (CLNC Credit 8 LLC) REPO	COLUMN FINANCIAL
COMM 2009-K3	COMM 2009-K4 PRIMARY	COMM 2010-C1
COMM 2012-CCRE1	COMM 2012-CCRE2	COMM 2012-CCRE3
COMM 2012-CCRE4	COMM 2012-CCRE4 COMPANION	COMM 2012-LC4

APPENDIX A

COMM 2013-CCRE10	COMM 2013-CCRE10 COMPANION	COMM 2013-CCRE12
COMM 2013-CCRE13	COMM 2013-CCRE6	COMM 2013-CCRE6 COMPANION
COMM 2013-FL3 COMPANION	COMM 2013-SFS	COMM 2013-WWP
COMM 2013-WWP COMPANION	COMM 2014-277P	COMM 2014-CCRE14
COMM 2014-CCRE14 COMPANION	COMM 2014-CCRE15 PRIMARY	COMM 2014-CCRE20
COMM 2014-CCRE20 COMPANION	COMM 2014-FL4	COMM 2014-FL5
COMM 2014-LC15	COMM 2014-LC15 COMPANION	COMM 2014-LC17
COMM 2014-PAT	COMM 2014-UB6 PRIMARY ONLY	COMM 2014-UBS3
COMM 2014-UBS3 COMPANION	COMM 2014-UBS5	COMM 2014-UBS5 COMPANION
COMM 2015 -3BP	COMM 2015-CCRE22	COMM 2015-CCRE22 COMPANION
COMM 2015-CCRE23	COMM 2015-CCRE23 COMPANION	COMM 2015-CCRE24
COMM 2015-CCRE24 COMPANION	COMM 2015-CCRE25	COMM 2015-CCRE26
COMM 2015-CCRE26 COMPANION	COMM 2015-LC23	COMM 2015-LC23 COMPANION

APPENDIX A

COMM 2015-PC1	COMM 2015-PC1 COMPANION	COMM 2016-787S
COMM 2016-787S COMPANION	COMM 2016-CCRE28	COMM 2016-DC2
COMM 2016-DC2 COMPANION	COMM 2017-DLTA	COMM 2017-PANW
COMM 2018-HOME	COMM 2018-HOME COMPANION	COMM 2020-CX
COMM 2020-CX COMPANION	COMM07FL14	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL
COMM07FL14 (NONPOOLED)	COMMUNITY SOUTH BANK PORTFOLIO	CORE 2015- TEXW
CORE 2015-CALW	CORE 2015-WEST	CORE 2019-CORE
COUNTRYWIDE 2007-MF1	CPLV 2017-VICI	CPTS 2019-CPT
CPTS 2019-CPT COMPANION	CRE/AFS ESCROW ONLY LOANS	CRESS 2008-1 CDO_PLAZAELSEGUNDO
CREST 2003-2	CS FIRST BOSTON 1998 C2	CSAIL 2015-C2
CSAIL 2015-C2 COMPANION	CSAIL 2015-C4	CSAIL 2016-C7
CSAIL 2016-C7 COMPANION	CSAIL 2017-C8	CSAIL 2017-C8 COMPANION
CSAIL 2018 -CX12	CSAIL 2018-C14	CSAIL 2018-C14 COMPANION
CSAIL 2018-CX12 COMPANION	CSCMC 2007-C4	CSCMT 2007-C2
CSCMT 2007-C3	CSF99C01	CSFB 2006-C2

APPENDIX A

CSFB94CFB1	CSMC 2014-USA	CSMC 2016-MFF
CSMC 2016-NXSR	CSMC 2016-NXSR COMPANION	CSMC 2017-CHOP
CSMC 2017-PFHP	CSMC 2017-TIME	CSMC 2018-SITE
CSMC 2018-SITE COMPANION	CST 2017-SKY	CSWF 2018-TOP
DAVIS COMPANIES WAREHOUSE	DBCCRE 2014-ARCP	DBCG 2017-BBG
DBGS 2018-1	DBGS 2018-C1 COMPANION	DBJPM 2016-C1
DBJPM 2016-C1 COMPANION	DBJPM 2016-SFC	DBJPM 2016-SFC COMPANION
DBUBS 2011- LC3	DBUBS 2011-LC1	DBUBS 2011-LC1 COMPANION
DBUBS 2011-LC2	DBUBS 2017-BRBK	DBUBS 2017-BRBK COMPANION
DBWF 2015-LCM	DBWF 2016-85T	DBWF 2016-85T COMPANION
DBWF 2018-AMXP	DCOT 2019-MTC	DCOT 2019-MTC COMPANION
DELPHI CRE FUNDING (ACORE WAREHOUSE)	DEUTSCHE TRUST COMPANY LIMITED	DEXIA REAL ESTATE CAPITAL MARK
DLJ 1998-CG1	DLJ 1999-CG2	DLJ 1999-CG3
DMARC 1998-C1	DNZN 2020-DNZN – Special Service	DOLLAR GENERAL
DRAWBRIDGE WAREHOUSE	DREAMSPRING	ELLIOTT WAREHOUSE

APPENDIX A

ENERGY PLAZA LEASE TRUST 2002	Entrepreneur Fund Strategy	FG MANAGEMENT (FGUSRED) WAREHOE
FII F DEBT ACCT PTE LTD	First Tennessee Bank	FIRSTKEY MASTER SELLER 1 LLC
FKL 2015-SFR1	FKL SELLER 1 LLC -WF REPO	FMPRE 2017-KT02
FMPRE 2018-KT03	FNMA World Savings	FORT 2018-1
FORT CRE 2016-1	FORT CRE 2018-1 COMPANION	FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE
FORTRESS CREDIT CORP WAREHOUSE	FORTRESS REPO WITH NATIXIS	FOUR TIMES SQUARE 2006 - 4TS
FREDDIE MAC 2010 K-SCT	FREDDIE MAC WHOLE LOAN FUND -H	FREDDIE MAC-NREF Mezz
FREDDIE MAC-WHOLE LOAN FUND 20	FREMF 2010-K6 PRIMARY ONLY	FREMF 2010-K7
FREMF 2010-K8	FREMF 2010-K9	FREMF 2011 K12 PRIMARY ONLY
FREMF 2011-K10 - PRIMARY ONLY	FREMF 2011-K11	FREMF 2011-K13
FREMF 2011-K14 PRIMARY ONLY	FREMF 2011-K15	FREMF 2011-K16 - PRIMARY ONLY
FREMF 2011-K702	FREMF 2011-K703	FREMF 2011-K704
FREMF 2011-KAIV PRIMARY ONLY	FREMF 2012 - K19 PRIMARY ONLY	FREMF 2012-K17 PRIMARY AND SPECIAL
FREMF 2012-K18 - PRIMARY ONLY	FREMF 2012-K20	FREMF 2012-K21 - PRIMARY ONLY

APPENDIX A

FREMF 2012-K22 (PRIMARY ONLY)	FREMF 2012-K23	FREMF 2012-K705 - PRIMARY ONLY
FREMF 2012-K706	FREMF 2012-K707	FREMF 2012-K708
FREMF 2012-K709 - PRIMARY ONLY	FREMF 2012-K710 PRIMARY ONLY	FREMF 2012-K711
FREMF 2012-KP01 PRIMARY ONLY	FREMF 2013 K28 (PRIMARY)	FREMF 2013 K29 (MASTER)
FREMF 2013 K30 MASTER	FREMF 2013 K32 PRIMARY ONLY	FREMF 2013 K713
FREMF 2013-K24 (PRIMARY ONLY)	FREMF 2013-K25	FREMF 2013-K26
FREMF 2013-K27	FREMF 2013-K31	FREMF 2013-K33
FREMF 2013-K34	FREMF 2013-K35 (PRIMARY)	FREMF 2013-K712 PRIMARY ONLY
FREMF 2013-KS01 PRIMARY	FREMF 2014 - K503-SPECIAL SERV	FREMF 2014 K37 (PRIMARY)
FREMF 2014 K39 PRIMARY	FREMF 2014 K715	FREMF 2014 KS02
FREMF 2014-K36	FREMF 2014-K38 PRIMARY	FREMF 2014-K40
FREMF 2014-K41 (PRIMARY)	FREMF 2014-K714	FREMF 2014-K716
FREMF 2014-K717 PRIMARY	FREMF 2014-KF04	FREMF 2014-KF05
FREMF 2014-KX01 (PRIMARY)	FREMF 2015 - K718	FREMF 2015-K1501 PRIMARY
FREMF 2015-K42	FREMF 2015-K43 (PRIMARY)	FREMF 2015-K44

APPENDIX A

FREMF 2015-K45	FREMF 2015-K46 PRIMARY	FREMF 2015-K47
FREMF 2015-K48	FREMF 2015-K49	FREMF 2015-K50 (PRIMARY)
FREMF 2015-K51	FREMF 2015-K719	FREMF 2015-K720
FREMF 2015-K721	FREMF 2015-KF07 (PRIMARY)	FREMF 2015-KF09 (Primary Only)
FREMF 2015-KF10 (PRIMARY)	FREMF 2015-KF11	FREMF 2015-KF12
FREMF 2015-KJ01 (PRIMARY)	FREMF 2015-KJ02	FREMF 2015-KP02 (Primary Only)
FREMF 2015-KS03	FREMF 2016 K504	FREMF 2016 K52 (PRIMARY)
FREMF 2016 K53	FREMF 2016 K54 (PRIMARY)	FREMF 2016 K55
FREMF 2016 K56 (PRIMARY)	FREMF 2016 K57	FREMF 2016 K722 (PRIMARY)
FREMF 2016 KBAM (PRIMARY AND SPECIAL)	FREMF 2016 KC01 (PRIMARY AND SPECIAL)	FREMF 2016 KF13 (PRIMARY)
FREMF 2016 KF14	FREMF 2016 KF15	FREMF 2016 KF17 (PRIMARY)
FREMF 2016 KF18 (PRIMARY AND SPECIAL)	FREMF 2016 KF19	FREMF 2016 KF20 (PRIMARY AND SPECIAL)
FREMF 2016 KF21 (PRIMARY)	FREMF 2016 KF23 (PRIMARY AND SPECIAL)	FREMF 2016 KIR1
FREMF 2016 KJ03 (PRIMARY AND SPECIAL)	FREMF 2016 KJ05 (PRIMARY AND SPECIAL)	FREMF 2016 KJ08 (PRIMARY AND SPECIAL)
FREMF 2016 KP03 (PRIMARY)	FREMF 2016 KS06	FREMF 2016 KS07

APPENDIX A

FREMF 2016 KW01	FREMF 2016 KX02 (PRIMARY)	FREMF 2016-K59
FREMF 2016-K60	FREMF 2016-K723 (PRIMARY AND SPECIAL)	FREMF 2016-KF16-SPECIAL SERVIC
FREMF 2016-KF24 (PRIMARY)	FREMF 2016-KF25 (PRIMARY)	FREMF 2016-KJ04-SPECIAL SERVIC
FREMF 2016-KJ07-SPECIAL SERVIC	FREMF 2016-KJ09 (PRIMARY AND SPECIAL)	FREMF 2017-K61
FREMF 2017-K62	FREMF 2017-K63-SPECIAL SERVICE	FREMF 2017-K64
FREMF 2017-K65	FREMF 2017-K66	FREMF 2017-K67
FREMF 2017-K68	FREMF 2017-K69	FREMF 2017-K70
FREMF 2017-K71	FREMF 2017-K725	FREMF 2017-K726
FREMF 2017-K727	FREMF 2017-K728	FREMF 2017-K729
FREMF 2017-KBF1	FREMF 2017-KF27	FREMF 2017-KF28
FREMF 2017-KF29	FREMF 2017-KF30	FREMF 2017-KF31
FREMF 2017-KF32	FREMF 2017-KF34	FREMF 2017-KF35
FREMF 2017-KF36	FREMF 2017-KF37	FREMF 2017-KF38
FREMF 2017-KF39	FREMF 2017-KF40	FREMF 2017-KF41
FREMF 2017-KGS1	FREMF 2017-KJ11	FREMF 2017-KJ12
FREMF 2017-KJ13	FREMF 2017-KJ14	FREMF 2017-KJ15

APPENDIX A

FREMF 2017-KJ16	FREMF 2017-KJ17	FREMF 2017-KJ18
FREMF 2017-KL01	FREMF 2017-KP04	FREMF 2017-KS08
FREMF 2017-KS09	FREMF 2017-KSW3 SPECIAL SERVICE	FREMF 2017-KT01
FREMF 2017-KW02	FREMF 2017-KW03	FREMF 2018 - KI03 SPECIAL SERV
FREMF 2018-K1505	FREMF 2018-K1506	FREMF 2018-K1507
FREMF 2018-K1508	FREMF 2018-K72	FREMF 2018-K73
FREMF 2018-K730	FREMF 2018-K731	FREMF 2018-K732
FREMF 2018-K75	FREMF 2018-K76	FREMF 2018-K77
FREMF 2018-K78	FREMF 2018-K79	FREMF 2018-K80
FREMF 2018-K81	FREMF 2018-K82	FREMF 2018-K83
FREMF 2018-K84	FREMF 2018-K86	FREMF 2018-KBF2
FREMF 2018-KBX1	FREMF 2018-KF42	FREMF 2018-KF43
FREMF 2018-KF44	FREMF 2018-KF45	FREMF 2018-KF46
FREMF 2018-KF47	FREMF 2018-KF48	FREMF 2018-KF49
FREMF 2018-KF50	FREMF 2018-KF51	FREMF 2018-KF52
FREMF 2018-KF53	FREMF 2018-KF55	FREMF 2018-KF56
FREMF 2018-KHG1	FREMF 2018-KI01	FREMF 2018-KI02
FREMF 2018-KJ19	FREMF 2018-KJ20	FREMF 2018-KJ22

APPENDIX A

FREMF 2018-KJ23	FREMF 2018-KL02	FREMF 2018-KL03
FREMF 2018-KP05	FREMF 2018-KS10	FREMF 2018-KSL1
FREMF 2018-KSW4	FREMF 2018-KW04	FREMF 2018-KW05
FREMF 2018-KW06	FREMF 2018-KW07	FREMF 2018-KX03
FREMF 2019 - K93	FREMF 2019-K100	FREMF 2019-K101
FREMF 2019-K102	FREMF 2019-K103	FREMF 2019-K1510
FREMF 2019-K1511	FREMF 2019-K1512	FREMF 2019-K1513
FREMF 2019-K1514	FREMF 2019-K734	FREMF 2019-K735
FREMF 2019-K87	FREMF 2019-K88	FREMF 2019-K89
FREMF 2019-K90	FREMF 2019-K92	FREMF 2019-K94
FREMF 2019-K95	FREMF 2019-K96	FREMF 2019-K97
FREMF 2019-K98	FREMF 2019-K99	FREMF 2019-KBF3
FREMF 2019-KC04	FREMF 2019-KC05	FREMF 2019-KC06
FREMF 2019-KC07	FREMF 2019-KF57	FREMF 2019-KF60
FREMF 2019-KF61	FREMF 2019-KF62	FREMF 2019-KF63
FREMF 2019-KF64	FREMF 2019-KF65	FREMF 2019-KF66
FREMF 2019-KF67	FREMF 2019-KF68	FREMF 2019-KF70
FREMF 2019-KF72	FREMF 2019-KF73	FREMF 2019-K736
FREMF 2019-KJ25	FREMF 2019-KJ26	FREMF 2019-KJ27

APPENDIX A

FREMF 2019-KL04	FREMF 2019-KS11	FREMF 2019-KS12
FREMF 2019-KS13	FREMF 2019-KW08 SPECIAL SERVIC	FREMF 2019-KW09
FREMF 2019-KW10	FREMF 2020- K116	FREMF 2020-K104
FREMF 2020-K108	FREMF 2020-K109	FREMF 2020-K111
FREMF 2020-K112	FREMF 2020-K113	FREMF 2020-K114
FREMF 2020-K115	FREMF 2020-K118	FREMF 2020-K119
FREMF 2020-K122	FREMF 2020-K1517	FREMF 2020-K738
FREMF 2020-K739	FREMF 2020-K740	FREMF 2020-K737
FREMF 2020-KF74	FREMF 2020-KF75	FREMF 2020-KF77
FREMF 2020-KF78	FREMF 2020-KF79	FREMF 2020-KF81
FREMF 2020-KF82 SPECIAL SERVICE	FREMF 2020-KF83	FREMF 2020-KF86
FREMF 2020-KF88	FREMF 2020-KF89	FREMF 2020-KF90
FREMF 2020-KF91	FREMF 2020-KF92	FREMF 2020-KF93
FREMF 2020-KF94	FREMF 2020-KF95	FREMF 2020-KG04
FREMF 2020-KHG2	FREMF 2020-KI05	FREMF 2020-KJ28
FREMF 2020-KJ29	FREMF 2020-KJ30	FREMF 2020-KJ31
FREMF 2020-KJ32 SPECIAL SERVICE	FREMF 2020-KS14	FREMF 2020-KSG1

APPENDIX A

FREMF 2020-KX04	FRESB 2018-SB47	FRESB 2018-SB50
FRESB 2018-SB51	FRESB 2018-SB53	FRESB 2018-SB55
FRESB 2018-SB57	FRESB 2019-SB58	FRESB 2019-SB60
FRESB 2019-SB61	FRESB 2019-SB62	FRESB 2019-SB65
FRESB 2019-SB66	FRESB 2019-SB67	FRESB 2019-SB68
FRESB 2019-SB69	FRESB 2020-SB70	FRETE 2017-ML01
FRETE 2017-ML03	FRETE 2018-ML04	FRETE 2019-ML06
FS CREIT FINANCE GS1	FS CREIT FINANCE WF-1 LLC	FS RIALTO 2019- FL1 CLO PARTIC
FS RIALTO 2019-FL1	FUNB 2001 C2 B NOTES	FUNB 2001 C3 B NOTES
FUNB/CHASE 1999 C2	FUNB99C1	GACM 2020-FL2 CLO
GACM 2020-FL2 COMPANION	GAHR 2015-NRF	GCCP H-1, LLC (GROSSMAN)
GE 2006 C1	GECC 2002-1	GECMC 2004 C2
GECMC 2007-C1	GEMINI ALTO CENTERVILLE WAREHOUSE	GERMAN AMERICAN CAPITAL CORPORATION WARE
GOLDMAN 2006-GG6 COMPANION	GOLDMAN 2006-GG8	GOLDMAN 2007-GG10
GOLDMAN 2010-K5 - PRIMARY ONLY	GOLDMAN SACHS 2005- ROCK	GOLDMAN SACHS WAREHOUSE
GP COMMERCIAL WF LLC REPO	GPMT 2018-FL1	GPMT 2018-FL1 COMPANION

APPENDIX A

GPMT 2019-FL2	GPMT 2019-FL2 COMPANION	GRACE 2014-GRCE
GRACE 2020-GRCE	GRACE 2020-GRCE COMPANION	Grand Avenue CRE 2019-FL1
GRANITE WAREHOUSE	GRASS RIVER SUB AGREEMENT	GREENWICH CAPITAL FINANCIAL PRODUCTS INC
GREENWICH CCFC 05 GG5 (COMPANION)	GREENWICH CCFC 2002 C1	GREENWICH CCFC 2003-C2
GREENWICH CCFC 2004-GG1	GREENWICH CCFC 2005- GG5	GREENWICH CCFC 2007- GG11
GREENWICH CCFC 2007- GG11 COMPANION	GREENWICH CCFC 2007- GG9	GREENWICH CCFC 2007- GG9 COMPANION
GS 2017-STAY	GSMS 2010-C2	GSMS 2010-C2 COMPANION
GSMS 2011-GC3	GSMS 2011-GC5	GSMS 2012-ALOHA
GSMS 2012-BWTR	GSMS 2012-GCJ7	GSMS 2012-GCJ7 COMPANION
GSMS 2012-GCJ9	GSMS 2012-SHOP	GSMS 2012-TMSQ
GSMS 2013-GC10	GSMS 2013-GC13	GSMS 2013-GCJ12
GSMS 2013-GCJ14	GSMS 2013-GCJ16	GSMS 2013-KING
GSMS 2014-GC18	GSMS 2014-GC22	GSMS 2014-GC22 COMPANION
GSMS 2014-GC26	GSMS 2015-590M	GSMS 2015-590M COMPANION
GSMS 2015-GC28	GSMS 2015-GC34	GSMS 2015-GC34 COMPANION

APPENDIX A

GSMS 2015-GS1	GSMS 2016 GS4	GSMS 2016-GS4 COMPANION
GSMS 2016-RENT	GSMS 2016-RENT COMPANION	GSMS 2017-375H
GSMS 2017-500K	GSMS 2017-GS7	GSMS 2017-GS7 COMPANION
GSMS 2017-GS8	GSMS 2017-GS8 COMPANION	GSMS 2017-SLP
GSMS 2017-SLP COMPANION	GSMS 2017-SLP REIT	GSMS 2018-3PCK
GSMS 2018-CHILL	GSMS 2018-GS10	GSMS 2018-GS10 COMPANION
GSMS 2018-GS9	GSMS 2018-GS9 COMPANION	GSMS 2018-LUAU
GSMS 2018-RIVR	GSMS 2018-SRP5	GSMS 2018-TWR
GSMS 2019-GC38	GSMS 2019-GC38 COMPANION	GSMS 2020-GC47
GSMS 2020-GC47 COMPANION	GSMSC 2010-C1	H/2 SO IV FUNDING I (WF SUB)
Hana Alternative Private Real Estate Trust No. 70	Hana Alternative Private Real Estate Trust No. 71	Hancock Capital Investment Management
HANCOCK/OPTUM BANK WAREHOUSE	HANGANG WAREHOUSE	HBST 2015-HBS
HILLCREST WAREHOUSE	HILTON 2016-HHV	HILTON 2016-HHV COMPANION
HILTON 2016-SFP	HMH 2017-NSS	HUDSON YARDS 2016-10HY
HUDSON YARDS 2016-10HY COMPANI	HUDSON YARDS 2019-30HY	HUDSON YARDS 2019-30HY COMPANI

APPENDIX A

HUDSON YARDS 2019-55HY	HUDSON YARDS 2019-55HY COMPANI	HYUNDAI INVESTMENTS (10HY MEZZ
IMT 2017-APTS	Inland Mortgage Capital LLC Warehouse	Inland Mortgage Lending REPO
Inpoint CS Loan (soundpoint Credit Suisse Repo)	INPOINT JPM WAREHOUSE	INPOINT REIT OPERATING PARTNER
Invesco CMI Investments, LP	IRVINE CORE OFFICE TRUST 2013-IRV	JAX 2019-LIC
JAX 2019-LIC COMPANION	JEMB MADISON AVE LLC (BASIS I - 292 MAD)	JLC V WAREHOUSE
JLC VII WAREHOUSE	JLC WAREHOUSE I LLC	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)
JLC WH & MEZZ VI LLC (JEFFRIES REPO)	John Hancock GA Mortgage Trust	JP MORGAN CHASE
JPM 2012-CIBX COMPANION	JPM Hilton Orlando Trust 2018-HLTNO	JPM06CIBC15
JPM06CIBC17	JPM07CIBC19	JPM08C2
JPM2007LDP12	JPMBB 2013-C15	JPMBB 2013-C15 COMPANION
JPMBB 2013-C17	JPMBB 2013-C17 COMPANION	JPMBB 2014-C21
JPMBB 2014-C22	JPMBB 2014-C23	JPMBB 2014-C24
JPMBB 2014-C25	JPMBB 2014-C25 COMPANION	JPMBB 2015-C28
JPMBB 2015-C29	JPMBB 2015-C30	JPMBB 2015-C30 COMPANION

APPENDIX A

JPMBB 2015-C32	JPMBB 2015-C32 COMPANION	JPMBB 2015-C33
JPMBB 2015-C33 Companion	JPMBB 2016-C1	JPMC 2002 CIBC5
JPMC 2003 CIBC6	JPMC 2003 ML1	JPMC 2003-C1
JPMC 2005-LDP2	JPMC 2006-LDP7	JPMC 2006-LDP9
JPMC 2006-LDP9 COMPANION	JPMC 2012-CIBX	JPMC 2014-C20
JPMC 2014-C20 COMPANION	JPMCC 2007-LDP10	JPMCC 2007-LDP11
JPMCC 2007-LDP11 COMPANION	JPMCC 2012-C6	JPMCC 2013-C16
JPMCC 2013-C16 COMPANION	JPMCC 2014-DSTY	JPMCC 2014-FL5
JPMCC 2014-FL5 COMPANION	JPMCC 2015-JP1	JPMCC 2015-JP1 COMPANION
JPMCC 2016-ASH	JPMCC 2016-JP2	JPMCC 2016-JP2 COMPANION
JPMCC 2016-JP4	JPMCC 2016-JP4 COMPANION	JPMCC 2016-NINE
JPMCC 2016-NINE COMPANION	JPMCC 2017-FL10	JPMCC 2017-FL10 COMPANION
JPMCC 2017-JP7	JPMCC 2017-MARK	JPMCC 2017-MARK COMPANION
JPMCC 2018-ASH8	JPMCC 2018-LAQ (La Quinta Hotel	JPMCC 2018-PTC
JPMCC 2018-PTC COMPANION	JPMDB 2016-C2	JPMDB 2016-C2 COMPANION

APPENDIX A

JPMDB 2016-C4	JPMDB 2016-C4 COMPANION	JPMDB 2017-C5
JPMDB 2017-C5 COMPANION	JPMDB 2018-C8	JPMDB 2018-C8 COMPANION
JW MARRIOTT 2017 MEZZ	KGS-ALPHA RECM WH REPO W/ CITIBANK	KIWOOM 18 WAREHOUSE
KIWOOM NONGHYUP WAREHOUSE	KTB CRE Debt Fund No. 14-1 and KTB CRE Debt Fund No. 14-2	LADDER CAPITAL IX WAREHOUSE
LADDER CAPITAL LLC REPO	LADDER CAPITALVIII REPO	LADDER DEUTSCHE REPO
LADDER JPM REPO	LADDER MET LIFE REPO	LADDER VI REIT WAREHOUSE
LADDER VI TRS WAREHOUSE	LADDER WELLS FARGO REPO	LB 1998 C4
LB 1999 C1	LB UBS 2001 C3	LB UBS 2003 C8
LB UBS 2004 C1	LB UBS 2004 C4	LB UBS 2004 C6
LB UBS 2004 C6 COMPANION	LB UBS 2004 C8	LB UBS 2004 C8 COMPANION
LB UBS 2005 C1	LB UBS 2005 C1 COMPANION	LB UBS 2006-C4
LB UBS 2006-C4 COMPANION	LB UBS 2006-C6	LB UBS 2006-C7
LB UBS 2008-C1	LB-UBS 2003-C1	LB-UBS 2005 C5
LB-UBS 2005 C7	LB-UBS 2005-C7 COMPANION	LB-UBS 2006 C1
LB-UBS 2006 C1 COMPANION	LB-UBS 2006 C3	LB-UBS 2006-C3 COMPANION

APPENDIX A

LB-UBS 2007-C2	LB-UBS 2007-C6	LB-UBS 2007-C7
LBUBS05C2	LBUBS05C3	LBUBS2005C2 COMPANION
LBUBS2005C3 COMPANION	LCCM 2014-909	LCCM 2017-FL1
LCCM 2017-FL2	LCCM 2017-FL2 COMPANION	LCCM 2017-LC26
LCCM 2017-LC26 COMPANION	LCCM 2020-FL3	LCCM 2020-FL3 PML
LCCM2013GCP	LCF UBS Bank Repo	LEHMAN BROTHERS WAREHOUSE
LEHMAN-UBS 2005 C5 COMPANION	LEONARDO ASSET FUND	LIBREMAX WAREHOUSE
LOANCORE (JEFFERIES) WAREHOUSE	LOANCORE CAPITAL REIT WAREHOUSE	LONE STAR REPO WITH WELLS FARGO
LONESTAR (RELIUS) WAREHOUSE 2013	LONESTAR REPO WITH CB	LSTAR 2015-3
LSTAR 2016-4	LSTAR 2017-5	LSTAR 2017-5 COMPANION
LSTAR I LLC REPO	LSTAR II LLC (CITIREPO)	LVS II SPE XXI (PIMCO WH)
M360 2018-CRE CLO	M360 2018-CRE1 COMPANION	M360 2019-CRE2
M360 2019-CRE2 COMPANION	M360 JP WAREHOUSE	M360 MCREIF WAREHOUSE
M360 WH-1 FL Seller, LLC	MACH II HILLCREST INVESMENTS	MACK RE (CMTG MORGAN STANLEY R
MACK RE (DEUTSCHE BANK REPO)	MACK RE BAR	MAD 2017-330M

APPENDIX A

MAGUIRE CAPITAL GROUP WH	MAIDEN 2008-1	MAN REAL ESTATE DEBT INVESTMENT
MANHATTAN WEST 2020- 1MW	MANHATTAN WEST 2020- 1MW COMPAN	MARATHON ASSET MANAGEMENT, LLC
MARATHON MAM REPO	MARATHON REAL ESTATE CDO 2006-1	MERRILL LYNCH 2008-C1
MEZZ CAP 2004-C1	MEZZ CAP 2004-C2	MEZZ CAP 2005-C3
MEZZ CAP 2006-C4	MEZZ CAP 2007-C5	MEZZ CAP LLC (FKA CBA MEZZ)
MFF MEZZANINE	MIDAS ASSET WAREHOUSE	MIDDLE MARKET BANKING
MILLINIUM INMARK NONGHYUP	Mirae Asset Management	MKP CREDIT MASTER FUND WAREHOUSE
MKT 2020-525 COMPANION	MKT 2020-525M	ML 1997-C2
ML 1998-C3	ML-CFC 2006-1	MLCFC 2007 C7
ML-CFC 2007-6	ML-CFC 2007-7	MLCFC06-4
MLCFC07-5	MLCFC07-5 (COMPANION)_LEXINGTON	MLCFC07-6
M360 WH-1 FL Seller, LLC	MACH II HILLCREST INVESMENTS	MACK RE (CMTG MORGAN STANLEY R
MACK RE (DEUTSCHE BANK REPO)	MACK RE BAR	MAD 2017-330M
MAGUIRE CAPITAL GROUP WH	MAIDEN 2008-1	MAN REAL ESTATE DEBT INVESTMENT
MANHATTAN WEST 2020- 1MW	MANHATTAN WEST 2020- 1MW COMPAN	MARATHON ASSET MANAGEMENT, LLC

APPENDIX A

MARATHON MAM REPO	MARATHON REAL ESTATE CDO 2006-1	MERRILL LYNCH 2008-C1
MEZZ CAP 2004-C1	MEZZ CAP 2004-C2	MEZZ CAP 2005-C3
MEZZ CAP 2006-C4	MEZZ CAP 2007-C5	MEZZ CAP LLC (FKA CBA MEZZ)
MFF MEZZANINE	MIDAS ASSET WAREHOUSE	MIDDLE MARKET BANKING
MILLINIUM INMARK NONGHYUP	Mirae Asset Management	MKP CREDIT MASTER FUND WAREHOUSE
MKT 2020-525 COMPANION	MKT 2020-525M	ML 1997-C2
ML 1998-C3	ML-CFC 2006-1	MLCFC 2007 C7
ML-CFC 2007-6	ML-CFC 2007-7	MLCFC06-4
MLCFC07-5	MLCFC07-5 (COMPANION)_LEXINGTON	MLCFC07-6
MLCFC07-6 (COMPANION)_ASTAR	MLCFC07-8	MLCFC07-9
MLFT 2006-1	MLFT 2006-1 (COMPANION)_CAPTRUST	MLMT 2005-CKI1
MLMT 2006-C2	MLMT06C1	MLMT07C1
MOFT 2020 - ABC	MOFT 2020 - ABC COMPANION	MORGAN GUARANTY TRUST CO. OF NY
MORGAN STANLEY	MORGAN STANLEY 2007- HQ13	MORGAN STANLEY 2011-C3

APPENDIX A

MORGAN STANLEY 2020- HR8	MORGAN STANLEY 2020- HR8 COMPANION	MORGAN STANLEY BAML 2012-C6
MORGAN STANLEY SHADOW	MORGAN STANLEY WAREHOUSE	MS03TOP11
MS04TOP13	MS04TOP15	MS05TOP17
MS05TOP19	MS06TOP21	MS06TOP23
MS07TOP25	MS07TOP27	MS07TOP27 AW34 (NONPOOLED)
MS08TOP29	MS2000PRIN	MSBAM 2013-C11
MSBAM 2013-C11 COMPANION	MSBAM 2013-C12	MSBAM 2013-C12 COMPANION
MSBAM 2013-C13	MSBAM 2013-C8	MSBAM 2013-C8 COMPANION
MSBAM 2014-C14	MSBAM 2014-C15	MSBAM 2014-C15 COMPANION
MSBAM 2014-C16	MSBAM 2014-C17	MSBAM 2014-C18
MSBAM 2014-C19	MSBAM 2014-C19 COMPANION	MSBAM 2015-C22
MSBAM 2015-C22 COMPANION	MSBAM 2015-C23	MSBAM 2015-C23 COMPANION
MSBAM 2015-C24	MSBAM 2015-C25	MSBAM 2015-C25 COMPANION
MSBAM 2015-C26	MSBAM 2015-C27	MSBAM 2015-C27 COMPANION
MSBAM 2016-C28	MSBAM 2016-C28 COMPANION	MSBAM 2016-C29

APPENDIX A

MSBAM 2016-C30	MSBAM 2016-C30 COMPANION	MSBAM 2016-C31
MSBAM 2016-C31 COMPANION	MSBAM 2016-C32	MSBAM 2017-C33
MSBAM 2017-C33 COMPANION	MSBAM 2017-C34	MSBAM 2017-C34 COMPANION
MSC 2014-CPT	MSC 2014-MP	MSC 2015-420
MSC 2015-420 COMPANION	MSC 2016-BNK2	MSC 2016-BNK2 Companion
MSC 2017-ASHF	MSC 2017-HR2	MSC 2017-HR2 COMPANION
MSC 2018-H3	MSC 2018-H3 COMPANION	MSC 2018-MP
MSC 2018-MP COMPANION	MSC 2019-L3	MSC 2019-L3 COMPANION
MSC05HQ6	MSC05HQ6 (COMPANION)_PRUDENTIA L	MSC05HQ7
MSC06HQ10	MSC06IQ11	MSC07HQ12
MSC07HQ12 (COMPANION) 1_CIT	MSC07IQ13	MSC07IQ14
MSC07IQ16	MSC98WF2	MSC99WF1
MSCBB 2016-MART	MSCBB 2016-MART COMPANION	MSCCG 2018-SELF
MSCI 2005-TOP19 COMPANION	MSCI 2016-PSQ	MSCI04IQ7
MSCI04IQ8	MSCI05IQ9	MSCI06HQ8

APPENDIX A

MSCI06HQ9	MSCI06TOP21 (NONPOOLED)	MSCI2007IQ16
MSD01TP3	MSDB 2017-712F	MSDWMC OWNER TRUST 2000-F1
MSFMSFF WH	MSJP 2015-HAUL	MSSG 2017-237P
MSSG 2017-237P COMPANION	MTRO 2019-TECH	MUFG UNION BANK WAREHOUSE
NATIXIS WAREHOUSE	NBS REAL ESTATE CAPITAL WAREHOUSE	NCMS 2018-850T
NCMS 2018-850T COMPANION	NCMS 2018-ALXA	NCMS 2018-ALXA COMPANION
NCMS 2018-FL1	NCMS 2018-FL1 COMPANION	NCMS 2018-PREZ
NCMS 2018-PREZ COMPANION	NCMS 2018-SOX	NCMS 2018-SOX COMPANION
NCMS 2018-TECH	NOHT 2019-HNLA	NORTHSTAR (CB LOAN NT- II,LLC) CB REPO
NORTHSTAR (IVERNESS HOTEL SLNT-II) REPO	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE	NORTHSTAR 2016-1
NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	NORTHSTAR CDO VI	NORTHSTAR CDO VIII
NORTHSTAR CENTENNIAL REPO	NORTHSTAR DB LOAN NT- II REPO	NORTHSTAR WAREHOUSE
NORTHSTAR-CITI REPO WAREHOUSE	NORTHSTAR-DB REPO WAREHOUSE (NRFC)	NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)
NS INCOME REIT HOLDINGS LLC WH	NS RE INCOME OPERATING PARTNESHIP II, LP	NStar (MS Loan NT-I, LLC) MS Repo

APPENDIX A

NSTAR (MS LOAN NT-II, LLC) MS REPO	NXT CAPITAL FUNDING II, LLC	NYT 2019-NYT
NYT 2019-NYT COMPANION	OAKTREE BAHAMAS ROF7 MEZZ	OBP DEPOSITOR, LLC TRUST 2010-OBP
OCH ZIFF CG FUNDING I LLC	OCH ZIFF CG FUNDING II LLC	OCM OXFORD WAREHOUSE
OMEGA WAREHOUSE	OMPT 2017-1MKT	One Bryant Park 2019-OBP
ONE LINCOLN 2004-C3	ONE WEST BANK REPO	ONE WILLIAM STREET (OWS CF IV
ONE WILLIAM STREET (OWS CF V L	ONE WILLIAM STREET (OWS CF V S	ONE WILLIAM STREET CAP MASTER FUND WH
ONE WILLIAM STREET CF IX LLC	ONE WILLIAM STREET OWS CF VI	ONE WILLIAM STREET OWS CF VII
ONYP 2020-1NYP	OPC KMPM LLC (OAKPASS) WH	OPPORTUNITY RESOURCE FUND
OREI I INVESTMENTS LLC (OHANA)	OREI II INVESTMENTS LLC (OHANA)	OWS ABS MASTER FUND II, LP
OWS BACF SPV LLC (OWS WH)	OWS BCA FUNDING WAREHOUSE	OWS CF II SPV LLC Warehouse
OWS CF III WAREHOUSE	OWS CF SUB I WAREHOUSE	OWS CF VA SPV WAREHOUSE
OWS CF VI SPV WAREHOUSE	OWS CF VIA SPV, LLC	OWS COF I MASTER WH
OWS COMMERCIAL FUNDING 7 WAREH	OWS COMMERCIAL FUNDING II, LTD	OWS Commercial Funding, LLC
OWS COMMERCIAL MEZZ WAREHOUSE	OWS CREDIT OPPORTUNITY I WH	OWS I ACQUISITIONS, LLC WH

APPENDIX A

OXFORD PROPERTIES WAREHOUSE	OXFORD PROPERTIES WAREHOUSE 2	PCMT03PWR1
PCRED LENDING II OFFSHORE WAR	PCRED LENDING III WAREHOUSE	PCRED LENDING IV WAREHOUSE
PCRED LENDING V COMPANION	PCRED LENDING V WAREHOUSE	PCT 2016-PLSD
PDILS PCILS PFLEX (PIMCO)	PERSI WF WAREHOUSE	PFP 2015-2
PFP 2017-3 CLO	PFP 2017-3 CLO COMPANION	PFP 2017-4 CLO
PFP 2017-4 COMPANION	PFP 2019-5	PFP 2019-5 COMPANION
PFP 2019-6 CLO	PFP 2019-6 CLO COMPANION	PFP II SUB I, LLC
PFP V SUB I LLC	PFP V SUB I LLC REPO	PFP V SUB II LLC
PFPIII	PILLAR FUNDING LLC WAREHOUSE	PIMCO (TOCU I LLC)
PIMCO (TOCU II AND GCCU II) WH	PIMCO Bermuda Trust II: Pimco Bermuda Income Fund	PIMCO FUND WAREHOUSE
PIMCO Funds: PIMCO Income Fund	PIMCO Funds: PIMCO Total Return Fund	PIMCO PIF INVESTMENTS OFFSHORE
PIMCO PIF ONSHORE I	PIMCO PIF ONSHORE II	PIMCO/GOLDMAN REPO
PNC Bank	PREDF WAREHOUSE	PRIME PFP VI SUB I Warehouse
PRIME PFP VI SUB IX Warehouse	PRIME FINANCE PARTNERS II, L.P.	PRIME MORGAN STANLEY REPO
PRIME PFP (CAPITAL ONE REPO)	PRIME PFP (CITI REPO)	PRIME PFP VI WAREHOUSE

APPENDIX A

PRIME REPO WITH METLIFE	PRIME REPO WITH U.S. BANK	PROPHET WAREHOUSE
PROSIRIS Warehouse	PSBAmherst Finance Construction WH	QCMT13QC
Quadrant Debt Fund, LP	Quadrant Mezz Fund, LP (approved under QMP Management LLC)	QUADRANT MEZZANINE WAREHOUSE
RAITH RE FUND I LP WAREHOUSE	RAMSFIELD (CVI ESJ LLC ) WAREH	RAYMOND JAMES BANK
RBS Citizens	RBSCF 2013-GSP	RBSCF 2013-SMV
RCC REAL ESTATE WAREHOUSE	RCP SUB WF REPO	RECM AND COMPASS (KR OFFICE 2)
RECM FANNIE MAE II	RECM FANNIE MAE TRANSFER	RECM GUGGENHEIM
RECM NUVEEN	RECM WFFL SELF STORAGE	REGIONS BANK WAREHOUSE
REMIC ASSET HOLDINGS WAREHOUSE	RESOURCE (RCC REAL ESTATE SPE	RESOURCE CAPITAL CORP. WAREHOUSE
RESOURCE CAPITAL REPO WAREHOUSE	RESOURCE REPO (WF) WAREHOUSE	RESOURCES REPO WITH DB
Rialto Real Estate Fund III-Debt LP	RIALTO REPO WITH WF	RIALTO RREF-IV D REPO
RIALTO RREF-IV D WAREHOUSE	RIALTO WAREHOUSE 2013	RIVER MARKET BROE WAREHOUSE
RMF SUB 4 LLC (CITIREPO)	RMF SUB 5 (BARCLAYS REPO)	RMF SUB LLC WF REPO
RMF SUB2 LLC (RIALTO REPO)	ROC BRIDGE (BARCLAY REPO)	ROC DEBT STRATEGIES (BRIDGE RE)

APPENDIX A

ROC DEBT STRATEGIES II MORGAN	ROC DEBT STRATEGIES II WAREHOUSE	ROC DEBT STRATEGY FUND MANAGER LLC
ROCKINCOME WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE	ROCKWOOD CAPITAL LLC
ROCKWOOD CAPITAL REAL ESTATE	ROCKWOOD CAPITAL, LLC (NORTHROCK)	ROSS 2017-ROSS
RREF III RIALTO WAREHOUSE	RSO 2015-CRE3	RSO 2015-CRE3 Companion
RSO 2015-CRE4	RSO 2015-CRE4 (Companion)	SAMSUNG MEZZ LLC
SAPIR ORGANIZATION(1009 5TH AV	SAS WAREHOUSE 2013 (H2)	SBL 2015-KIND
SBL 2016-KIND	SCG 2013-SRP1	Seer Capital Management LP
SFAVE 2015-5AVE	SG CAPITAL PARTNERS WAREHOUSE	SG CAPITAL PARTNERS/ FORETHOUG
SGCMS 2016-C5	SGCMS 2016-C5 COMPANION	SGCMS 2019-787E
SGCMS 2019-787E COMPANION	SGCMS 2020-COVE	SGCMS 2020-COVE COMPANION
SGCP 2018-FL1	SGCP 2018-FL1 COMPANION	SHELTER GROWTH FUND I MRA WH
SHELTER GROWTH HEDGE FUND WARE	SHELTER GROWTH JPM WAREHOUSE	SHELTER GROWTH MRA
SHELTER GROWTH OPPORTUNITIES	SHELTER OPPORTUNITIES WAREHOUSE	SILVERPEAK RE FINANCE LLC WAREHOUSE

APPENDIX A

SILVERSTEIN WAREHOUSE	SINGERMAN (RIDGMAR MEZZ LOAN)	SL GREEN - JPM REPO
SL GREEN LOAN SERVICES WH	SL GREEN REALTY CORP/GRAMERCY	SL GREEN WAREHOUSE
SMC 2017-TIME COMPANION	SOCIETE GENERALE WAREHOUSE	SOUND MARK HORIZONS FUND LP WAREHOUSE
SOVEREIGN BANK NA	SPREF WH II WF REPO	SPREF WH III (SILVERPEAK) COLUMN REPO
SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	SRPT 2014-STAR	STARWOOD (JP MORGAN REPO)
STARWOOD 14 AND 14A/ JP REPO	STARWOOD CAP REPO	STARWOOD CITI REPO SUB 6
STARWOOD METLIFE REPO	STARWOOD MORT FUNDING-MORGAN STANLEY REP	STARWOOD MORT SUB 18 AND SUB 1
STARWOOD MORTGAGE CAPITAL WAREHOUSE	STARWOOD MORTGAGE FUNDING V LL	STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE
Starwood Property Mortgage Sub-19, LLC and Starwood Property Mortgage Sub-19-A LLC	STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	Starwood Property Mortgage Sub-21, LLC and Starwood Property Mortgage Sub-21-A LLC
STARWOOD SUB 14 REPO	STARWOOD SUB 22 -22A (BARCLAY	STARWOOD SUB 23 -23A (GOLDMAN
STARWOOD SUB 24 -24A (BMO Harr	STARWOOD SUB 25 -25A (SOCGEN	STARWOOD16 REPO
STRATEGIC ASSET SERVICES LLC W	STRATEGIC ASSET SERVICES MEZZ	STRATEGIC LAND JOINT VENTURE 2
STWD 2018-URB	STWD 2019-FL1	STWD 2019-FL1 COMPANION

APPENDIX A

SUMITOMO WAREHOUSE	TACONIC/AXONIC 4000 WAREHOUSE	TALL PINES WAREHOUSE
TCG BARRETT WOODS HOLDING WH	TD BANK	TEACHERS INSURANCE & ANNUITY ASSOCIATION
TIAA 2007-C4	TIMES SQUARE HOTEL TRUST	TMSQ 2014-1500
TOCU II LLC (PIMCO ENTITY)	TOCU II, LLC (PIMCO SLAM)	TOLIS CINCI WAREHOUSE
TRIANGLE (NORTHSIDE- ROSSER DEB	TRIANGLE (NORTHSIDE- ROSSER DEBT HOLDING)	TRIANGLE TCG POINTE WAREHOUSE
TRIANGLE WAREHOUSE	TRT LENDING SUBSIDIARY II LLC WAREHOUSE	TRTX 2018-FL1 CLO
TRTX 2018-FL1 COMPANION	TRU TRUST 2016-TOYS	TSQ 2018-20TS COMPANION
TUEBOR WAREHOUSE (LADDER)	UBS 2012-C1	UBS 2017-C1
UBS 2017-C1 COMPANION	UBS 2017-C4	UBS 2017-C4 COMPANION
UBS 2017-C6	UBS 2017-C6 COMPANION	UBS 2017-C7
UBS 2017-C7 COMPANION	UBS 2018-C10	UBS 2018-C10 COMPANION
UBS 2019-C17	UBS 2019-C17 COMPANION	UBS 2019-C18
UBS 2019-C18 COMPANION	UBS AG WAREHOUSE	UBS-BARCLAYS 2012-C2
UBS-BARCLAYS 2012-C4	UBS-CITIGROUP 2011-C1	UBSCM 2018-NYCH
UCB07-1	UNION BANK	US 2018-USDC

APPENDIX A

US BANK NA	VDNO 2013-PENN	VERTICAL CRE CDO
Vestas Qualified Investors Private Real Estate Fund Investment Trust No. 35	VLS 2020-LAB	VNO 2012-6AVE
VORNADO DP LLC 2010-VNO	VORNADO REALTY L.P. WAREHOUSE	WABR16BOCA SPECIAL SERVICING
WACHOVIA 2003-C5	WACHOVIA 2003-C6	WACHOVIA 2003-C7
WACHOVIA 2004 C11	WACHOVIA 2004 C15	WACHOVIA 2004-C12
WACHOVIA 2005 C17	WACHOVIA 2005-C16	WACHOVIA 2005-C18
WACHOVIA 2005-C20	WACHOVIA 2005-C21	WACHOVIA 2005-C21 (COMPANION)
WACHOVIA 2006-C23	WACHOVIA 2006-C24	WACHOVIA 2006-C25
WACHOVIA 2006-C26	WACHOVIA 2006-C27	WACHOVIA 2006-C27 – COMPANION
WACHOVIA 2006-C28	WACHOVIA 2006-C29	WACHOVIA 2006-C29 COMPANION
WACHOVIA 2007-C30	WACHOVIA 2007-C30 COMPANION	WACHOVIA 2007-C31
WACHOVIA 2007-C31 COMPANION	WACHOVIA 2007-C32	WACHOVIA 2007-C33
WACHOVIA 2007-C33 COMPANION	WACHOVIA 2007-C34	WACHOVIA 2007-C34 COMPANION
WACHOVIA 2007-WHALE 8 NON TRUST	WACHOVIA GENERAL PARTICIPANT	WACHOVIA RED – TAX CREDIT
WACHOVIA STRUCTURED FINANCE	WALNUT141 WAREHOUSE	WASHINGTON SUB, LLC

APPENDIX A

WBHT 2019-WBM	WELLS FARGO BANK- PARTICIPATION	WELLS FARGO IMMG
WEST RIVER WAREHOUSE	WEST TOWN MALL TRUST 2017-KNOX	WEST TOWN MALL TRUST 2017-KNOX COMPANION
WESTERN ALLIANCE BANK WAREHOUSE	WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)	WF LCC V LLC WAREHOUSE
WFB – BRIDGE LOANS	WFB – CORPORATE NET LEASE	WFB – EVERBANK TRANSFER
WFB – HELD FOR SALE	WFB – PORTFOLIO	WFB – PORTFOLIO SLAM
WFB – SLAM CMBS CLEAN UP	WFB – WFRF MCDONALDS	WFB – WFRF PORTFOLIO
WFB NA CLI PERM LOANS	WFB NA CRE PMG LOANS	WFB NA CRE PMG LOANS
WFBCREAM	WFBNA ITF CITIBANK NA	WFCF UCC/INSURANCE SERVICING
WFCF-Cap Fin Corp Canada	WFCF-Cap Fin LLC	WFCF-TradeCap Serv Inc
WFCF-UK London Branch	WFCM 2012-LC5	WFCM 2013-120B
WFCM 2013-BTC	WFCM 2013-LC12	WFCM 2014-LC16
WFCM 2014-LC18	WFCM 2015-BXRP	WFCM 2015-C26
WFCM 2015-C27	WFCM 2015-C28	WFCM 2015-C28 COMPANION
WFCM 2015-C29	WFCM 2015-C30	WFCM 2015-C31
WFCM 2015-C31 Companion	WFCM 2015-LC20	WFCM 2015-LC20 COMPANION

APPENDIX A

WFCM 2015-LC22	WFCM 2015-NXS1	WFCM 2015-NXS1 COMPANION
WFCM 2015-NXS2	WFCM 2015-NXS2 COMPANION	WFCM 2015-NXS3
WFCM 2015-NXS3 COMPANION	WFCM 2015-NXS4	WFCM 2015-P2
WFCM 2015-SG1	WFCM 2016-BNK1	WFCM 2016-BNK1 COMPANION
WFCM 2016-C32	WFCM 2016-C33	WFCM 2016-C34
WFCM 2016-C34 COMPANION	WFCM 2016-C35	WFCM 2016-C35 COMPANION
WFCM 2016-C36	WFCM 2016-C36 COMPANION	WFCM 2016-C37
WFCM 2016-C37 COMPANION	WFCM 2016-LC24	WFCM 2016-LC24 COMPANION
WFCM 2016-LC25	WFCM 2016-LC25 COMPANION	WFCM 2016-NXS5
WFCM 2016-NXS6	WFCM 2016-NXS6 COMPANION	WFCM 2017-C38
WFCM 2017-C38W	WFCM 2017-C39	WFCM 2017-C39 COMPANION
WFCM 2017-C40	WFCM 2017-C40 COMPANION	WFCM 2017-C41
WFCM 2017-C41 COMPANION	WFCM 2017-C42	WFCM 2017-C42 COMPANION
WFCM 2017-HSDB	WFCM 2017-RB1	WFCM 2017-RB1 COMPANION
WFCM 2017-RC1	WFCM 2017-RC1 COMPANION	WFCM 2017-SMP

APPENDIX A

WFCM 2018-1745	WFCM 2018-AUS	WFCM 2018-BXI
WFCM 2018-C43	WFCM 2018-C43 COMPANION	WFCM 2018-C44
WFCM 2018-C44 COMPANION	WFCM 2018-C45	WFCM 2018-C45 COMPANION
WFCM 2018-C46	WFCM 2018-C46 COMPANION	WFCM 2018-C47
WFCM 2018-C47 COMPANION	WFCM 2018-C48	WFCM 2018-C48 COMPANION
WFCM 2019-C49	WFCM 2019-C49 COMPANION	WFCM 2019-C50
WFCM 2019-C50 COMPANION	WFCM 2019-C51	WFCM 2019-C51 COMPANION
WFCM 2019-C52	WFCM 2019-C52 COMPANION	WFCM 2019-C53
WFCM 2019-C53 COMPANION	WFCM 2019-C54	WFCM 2019-C54 COMPANION
WFCM 2019-JWDR	WFCM 2020-C55	WFCM 2020-C55 COMPANION
WFCM 2020-C56	WFCM 2020-C56 COMPANION	WFCM 2020-C57
WFCM 2020-C57 COMPANION	WFCM 2020-C58	WFCM 2020-C58 COMPANION
WFCM WAREHOUSE	WFCM10C1	WFCM10C1 (PARTICIPATION)_BASIS
WFEF SHADOW LOANS #2	WFLD 2014-MONT	WFRBS 2011-C3
WFRBS 2011-C5	WFRBS 2012-C10	WFRBS 2012-C6
WFRBS 2012-C7	WFRBS 2012-C8	WFRBS 2012-C9

APPENDIX A

WFRBS 2013-C11	WFRBS 2013-C12	WFRBS 2013-C13
WFRBS 2013-C14	WFRBS 2013-C15	WFRBS 2013-C16
WFRBS 2013-C17	WFRBS 2013-C18	WFRBS 2013-UBS1
WFRBS 2014-C19	WFRBS 2014-C20	WFRBS 2014-C21
WFRBS 2014-C22	WFRBS 2014-C23	WFRBS 2014-C24
WFRBS 2014-C25	WFRBS 2014-LC14	WFRBS11C2
WFRBS11C2 (PARTICIPATION)_WEST RIVER	WFRBS11C4	WFRBS11C4 (COMPANION)_LIBERTYLIF E
World Savings	WPT 2017-WWP	WPT 2017-WWP COMPANION
YIELD STREET STANDALONE WAREHO	YIELDSTREET WAREHOUSE	ARKANSAS DEVELOP. FINANCE AUTH
BASIS (LOANS SOLD)	CITIBANK	CUDD & CO.
FANNIE MAE BOND CE	FANNIE MAE DUS CASH	FANNIE MAE DUS/MBS 30/360
FANNIE MAE DUS/MBS ACT/360	Federal Home Loan Mortgage	Federal Home Loan Mortgage
Federal Home Loan Mortgage	FHA POOLS	FNMA-CASH 30/360
FNMA-CASH ACTUAL/360	FNMA-CREDIT FACILITY C/E BOND	FNMA-MBS 30/360
FNMA-MBS 5-50	FNMA-MBS ACTUAL/360	FREDDIE MAC – ARC70 TEBS II
FREDDIE MAC BOND CE	FREDDIE MAC BOND CE (DIRECT P)	G.N.M.A.

APPENDIX A

HARE & COMPANY	KANE AND COMPANY	MORGAN STANLEY SMITH BARNEY
NYC HOUSING DEVELOPMENT CORP	PRIVATE PLACEMENT TEBCE	ROBERT H. WILDER JR
STORMS AND COMPANY	SUN TRUST BANK	THE BANK OF NY MELLON
THE BANK OF NY MELLON TRUST CO	TILLERSAIL & CO	U.S. BANK TRUST NATIONAL ASSN.
VALLEY GROUP III, LLC	WELLS FARGO BANK N.A.	WELLS FARGO BANK, N.A.
WF DIRECT PURCHASE BONDS

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL MORTGAGE POOLS, MULTIFAMILY MORTGAGE POOLS AND OTHER STRUCTURES

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances,	X
are made, reviewed and approved as specified in the transaction agreements.
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate;

prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements;

reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Investor Remittances and Reporting
1122(d)(3)(i) (A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.

Specifically, such reports (A) are prepared in

accordance with timeframes and other terms set forth in the transaction agreements;

X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.				X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items

(e.g., escrow) in accordance with the related mortgage loan documents.

X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

		X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related	X
pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X	X	X(2)
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

		X	X	X(2)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)

There were no activities performed during the year ended December 31, 2020 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).